WATERSIDE CAPITAL CORPORATION

2009 Annual Report

Letter to Stockholders	i

Five-Year Summary of Selected Financial Data	1

Management’s Discussion And Analysis	2

Report of Independent Registered Public Accounting Firm	10

Financial Statements	11

Corporate Information	27

WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

LETTER TO STOCKHOLDERS

I am writing to provide an update on Waterside Capital Corporation’s financial performance during these most turbulent economic times.

In my letter to stockholders last year, after two years at the helm as Waterside’s CEO, I told you I joined the Company because I felt it had potential for solid and sustained growth. After three years, I am even more convinced that we have the potential to be successful; however, as I mentioned last year, several factors must come together to insure our ability to tap that potential. We identified these and set in place an action plan to accomplish a turnaround. The economic downturn, combined with relatively slow responses from the Small Business Administration (SBA), has created the “Perfect Storm” and interrupted our rehabilitation plans for almost a year.

One of the most difficult areas to rehabilitate has been the legacy investment portfolio, as companies that were already struggling were hammered by the economic downturn and performing companies were weakened and / or knocked to their knees. The typical size and type of legacy investments in the Waterside Capital portfolio are particularly vulnerable during economic downturns. Losses or write-downs in the legacy investment portfolio have resulted in our default on an SBA debenture covenant, the Capital Impairment Percentage.

Notwithstanding the foregoing, we have continued to focus on our rehabilitation action plan to insure we are doing everything possible for a successful turnaround. Let us review the key areas that our new management team has focused on since 2007 and continues to implement today, so that we may start rebuilding shareholder value. The three key areas are: profitability, refinancing of maturing SBA debentures, and additional new capital.

Profitability: We implemented expense controls and began rebuilding a business development effort to develop additional risk appropriate investments in this very competitive business once we have new capital available for investment.

Refinance of maturing SBA debentures: During the last two years we curtailed our debentures with the SBA by $5.3 million, leaving a balance of $16.1 million maturing in 2009 through 2011. Our success was dependent upon our ability to refinance this debt. As of September 2008, the Company refinanced the outstanding $16.1 million in debentures for 10 years at an average rate of 6.476% (approximately 2% lower than that of the maturing debentures). This refinance had to happen for our future viability and capital raise.

Additional new capital: The key to our future is new capital designed to cure our SBA Capital Impairment Percentage default, provide funding for new risk-appropriate investments and enable us to earn investment income. We have explored a variety of options, and all of them will involve substantial dilution to existing shareholders. Our earlier efforts to start this capital raise when the debentures were refinanced in September 2008 were put on hold by the economic crisis. We are now once again intently focused on raising new capital, although we cannot offer you assurance that we will be successful in this effort.

FY2009 accomplishments include:

•

In November 2007, we applied to the SBA to refinance our existing debentures with a new 10-year commitment. The SBA approved a new commitment in April 2008 which refinances and extends the maturity of the existing $16.1 million in debt to 2018. This financing closed on September 1, 2008.

•

Engaged consultants to assist in the re-launching of the Company including (1) rebranding- we anticipate a name change to “Atlantic Coast Capital”, (2) refocusing investment strategy to mezzanine investments, (3) renewing relationships and rebuilding others to enhance future deal flow, and (4) exploring sources of new capital and capital raise preparation.

•	Substantial improvements to risk management processes have been implemented.

•	Enhanced reporting and communications to Shareholders by implementing quarterly reporting (prior financial reporting semiannually).

FY2010 immediate goals:

•	Raise additional capital—$10 to 15 million, which, if we are successful, will cure the Capital Impairment Percentage default and provide for the funding of new risk appropriate investments.

•	Continue robust monitoring and proactive coaching of portfolio investments.

Please know that my door is always open to you. Feel free to contact me with your thoughts and ideas. As soon as our capital raising plans are finalized, our shareholders will be notified and asked to approve the plan. On behalf of our directors and employees, we thank you for your continued support.

Sincerely,

Franklin “Lin” P. Earley

President and CEO

3092 Brickhouse Ct. • Virginia Beach, Virginia 23452

(757) 626-1111 • (757) 626-0114 Fax

NASDAQ Symbol WSCC

i

FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

	Year Ended June 30,
	2005	2006	2007	2008	2009
Summary of Earnings Information:
Operating Income:
Dividends	$767,035	$662,779	$407,250	$998,869	$1,092,449
Interest on debt securities and loans	1,470,747	1,334,834	1,243,934	707,336	545,628
Interest on notes receivable	311,244	403,351	167,291	8,004	6,046
Interest on cash and cash equivalents	29,851	68,299	217,240	146,746	64,887
Fee and other income	123,054	60,588	97,704	235,883	118,148

Total operating income	2,701,931	2,529,851	2,133,419	2,096,838	1,827,158
Operating Expenses:
Interest expense	1,806,302	1,696,852	1,696,852	1,328,156	1,046,483
Other	1,315,039	1,223,464	2,144,142	1,077,914	1,249,114

Total operating expenses	3,121,341	2,920,316	3,840,994	2,406,070	2,295,597
Recovery related to investee litigation, net	—	—	355,000	—	—

Net operating loss	(419,410)	(390,465)	(1,352,575)	(309,232)	(468,439)
Realized gain on sale of property and equipment	—	—	—	—	200
Realized gain (loss) on investments, net of income taxes (1)	499,752	(1,175,122)	(1,332,737)	(1,894,289)	(958,441)
Change in unrealized appreciation (depreciation) on investments, net of income taxes (2)	1,400,795	(1,102,563)	(2,673,289)	60,960	(576,906)

Net increase (decrease) in stockholders’ equity resulting from operations	$1,481,137	$(2,668,150)	$(5,358,601)	$(2,142,561)	$(2,003,586)

Net operating loss per share — basic and diluted	$(0.29)	$(0.25)	$(0.71)	$(0.16)	$(0.24)
Net increase (decrease) in stockholders’ equity resulting from operations per share — basic and diluted	$1.02	$(1.74)	$(2.80)	$(1.12)	$(1.05)
Weighted average number of shares outstanding	1,456,675	1,533,363	1,915,548	1,915,548	1,915,548

	At June 30,
	2005	2006	2007	2008	2009
Balance Sheet Information:
Loans and investments at fair value (3):
Loans	$—	$—	$—	$—	$139,500
Debt securities	10,651,875	8,103,429	9,331,553	6,496,176	4,585,652
Equity securities	10,140,938	8,099,238	6,726,135	11,040,763	10,821,024
Options and warrants	6,525,602	6,032,022	1,583,526	2,052,921	1,743,823
Assets acquired in liquidation of portfolio securities	2,597,054	3,384,000	3,468,000	1,204,121	804,121
Notes receivable	4,655,156	4,538,067	102,789	75,234	67,057

Total Loans and Investments	34,570,625	30,156,756	21,212,003	20,869,215	18,161,177
Cash and cash equivalents	1,822,028	2,212,781	3,877,189	1,012,915	274,440
Invested idle funds	—	3,026,636	5,691,523	1,612,768	2,657,784
Total assets	37,854,684	36,929,591	31,642,841	24,019,129	21,894,988
Debentures payable	21,400,000	21,400,000	21,400,000	16,100,000	16,100,000
Total stockholders’ equity	15,781,420	14,847,600	9,488,999	7,346,438	5,342,852

(1)	Amount presented net of income tax expense of $0 for 2005, 2006, 2007, 2008, and 2009.
(2)	Amounts have been presented net of deferred income tax expense (benefit) of $0 for the years ended June 30, 2005, 2006, 2007, 2008, and 2009.
(3)	The Company’s loans and investments are presented at fair value, as determined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration (SBA) and SFAS 157. The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company’s Financial Statements included elsewhere herein. The cost of the loans and investments was $30,636,118, $27,324,812, $21,053,348, $20,649,600 and $18,518,468 at June 30, 2005, 2006, 2007, 2008, and 2009, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following discussion is intended to assist readers in understanding and evaluating our financial condition and results of operations. This review should be read in conjunction with the Company’s fiscal year 2009 financial statements and the notes thereto and the other information included elsewhere in this Annual Report. The data presented for the years ended June 30, 2007, 2008 and 2009 is derived from our audited financial statements and footnotes appearing elsewhere in this document.

In addition to historical information, Management’s Discussion and Analysis contains forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. The risks and uncertainties that may affect the Company include, but are not limited to: growth of the economy, the Company’s ability to locate new investments, and our ability to raise capital. When we use words such as “believes,” “expect,” “anticipates” or similar expressions, we are making forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of date thereof.

General

Waterside Capital Corporation (“Waterside” or the “Company”) is a specialty finance company headquartered in Virginia Beach, Virginia. The Company invests in equity and debt securities to finance the growth, changes of control, or other corporate events of lower middle market companies located primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (the “SBA”) as a Small Business Investment Company (“SBIC”) under the Small Business Investment Act of 1958. In October 1996 the Company made its first portfolio investment. In January 1998 the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

The majority of the Company’s operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company’s operating income is obtained through interest earned on cash and cash equivalents. The Company’s operating expenses primarily consist of interest expense on borrowings, payroll, and other incidental expenses related to operations. Waterside currently has 4 full time employees.

Loans and Investments

The Company’s primary business is investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company’s investments in subordinated debt securities and preferred stock also include detachable warrants or conversion features. The fair value of the Company’s investment portfolio was $18.2 million as of June 30, 2009, as compared to $20.9 million as of June 30, 2008. As of June 30, 2009, the Company had investments in 14 portfolio companies with an aggregate cost of $18.5 million. As of June 30, 2008, the Company had investments in 15 portfolio companies with an aggregate cost of $20.6 million.

The cost and fair value of the Company’s loans and investments at June 30, 2008 and 2009 is shown in the following table:

	Cost June 30,		Fair Value June 30,
	2008	2009	2008	2009
Loans	0.0%	0.7%	0.0%	0.8%
Subordinated Debt	31.4	24.8	31.1	25.2
Preferred Stock	42.4	51.2	44.8	54.8
Common Equity	10.1	10.9	8.1	4.8
Options and Warrants	5.0	5.5	9.8	9.6
Assets Acquired in Liquidation of Portfolio Securities	10.7	6.5	5.8	4.4
Notes Receivable	0.4	0.4	0.4	0.4

Total	100.0%	100.0%	100.0%	100.0%

The following tables show the loans and investments by geographic region and industry grouping at June 30, 2008 and 2009:

	Cost June 30,		Fair Value June 30,
Geographic Region	2008	2009	2008	2009
Mid Atlantic	55.4%	52.9%	65.4%	61.4%
Southwest	15.5	14.3	10.6	12.4
Midwest	17.0	19.3	16.9	19.7
Northeast	8.6	9.6	3.6	2.5
West	3.5	3.9	3.5	4.0

Total	100.0%	100.0%	100.0%	100.0%

	Cost June 30,		Fair Value June 30,
Industry Grouping	2008	2009	2008	2009
Service	0.2%	0.2%	0.9%	0.7%
Manufacturing	48.7	39.3	45.0	39.2
Telecommunications	8.6	9.5	3.6	2.5
Information Technology	12.7	16.6	12.7	16.9
Media	7.7	8.1	14.5	13.9
Other	22.1	26.3	23.3	26.8

Total	100.0%	100.0%	100.0%	100.0%

Results of Operations

Comparison of year ended June 30, 2009 and June 30, 2008

For the year ended June 30, 2009, total operating income was $1,827,000, a $270,000 (12.9%) decrease from $2,097,000 of total operating income for the year ended June 30, 2008. This decrease was primarily attributable to a decrease in interest income from debt securities due to the sale of a portfolio company and interest income from cash and cash equivalents due to (i) a significant decrease in average cash balances in fiscal year 2009 over the comparable period in 2008 and (ii) a decrease in overall interest rates.

Total operating expenses decreased from $2,406,000 for the year ended June 30, 2008 to $2,296,000 reported for the year ended June 30, 2009. The decrease of $110,000 or 4.6% in operating expenses when comparing fiscal 2009 to fiscal 2008 was attributable to a reduction in interest expense due to the refinance of the Company’s $16,100,000 SBA debentures at a lower interest rate. This was partially offset by the Company contracting with two individuals in March 2009 to advise and evaluate strategic alternatives available to the Company in order to enhance and preserve shareholder value.

As a result of the $270,000 decrease in total operating income and the $110,000 decrease in operating expenses, net operating loss for the year ended June 30, 2009 was $468,000 compared to a net operating loss of $309,000 during the year ended June 30, 2008. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is more likely than not that those benefits will not be realized. Due to the fact that the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2009 and 2008.

During the year ended June 30, 2009, the Company realized a net loss on investments of $958,000 due primarily to the write-off of the remaining $1,000,000 on International Wood, LLC and the partial write-off of Virginia Debt Acquisition, LLC of $413,000. This was partially offset by the realized gain on the sale of common stock of Eton Court Asset Management, Ltd. of $363,000. During the year ended June 30, 2008, the Company realized a net loss on investments of $1,894,000 due primarily to a partial write-off of International Wood, LLC which amounted to $1,940,000.

The overall net unrealized depreciation on the investment portfolio of $577,000 for the year ended June 30, 2009 involved eight portfolio companies. The most notable components were Diversifed Telecom, LLC with unrealized depreciation of $302,000, New Dominion Pictures, LLC with unrealized depreciation of $416,000 and Sonak Management, LLC with unrealized depreciation of $400,000. The overall net unrealized appreciation in our investment portfolio for the year ended June 30, 2008 of $61,000 involved nine companies. The most notable components were Digital Square, LLC with an unrealized appreciation of $728,000, Diversified Telecom, LLC with an unrealized appreciation of $158,000, International Wood, LLC with an unrealized depreciation of $600,000, New Dominion Pictures, LLC with an unrealized depreciation of $448,000, and Triangle Biomedical Sciences, Inc. with an unrealized appreciation of $280,000.

The net decrease in stockholders’ equity resulting from operations of $2,004,000 for the year ended June 30, 2009 or $1.05 loss per share compared to a decrease of $2,143,000 or $1.12 loss per share for the year ended June 30, 2008 was due to the various items noted above.

Comparison of year ended June 30, 2008 and June 30, 2007

For the year ended June 30, 2008, total operating income was $2,097,000 compared to $2,133,000 reported for fiscal 2007. This reflects a decrease of $36,000 or 1.7% from the amount reported for fiscal 2007. The operating income reported for year ended June 30, 2008 consisted of dividends of $999,000, interest on debt securities of $707,000, interest on notes receivable of $8,000, interest on cash equivalents of $147,000 and fee and other income of $236,000. For the year ended June 30, 2007 total operating income consisted of dividends of $407,000, interest on debt securities of $1,244,000, interest on notes receivable of $167,000, interest on cash equivalents of $217,000 and fee and other income of $98,000.

Total operating expenses decreased from $3,841,000 for the year ended June 30, 2007 to $2,406,000 reported for the year ended June 30, 2008. The decrease of $1,435,000 or 37.4% in operating expenses when comparing fiscal 2008 to fiscal 2007 was attributable to (i) a substantial reduction in attorney fees and (ii) a significant reduction in interest expense due to the prepayment of $5,300,000 in debentures due to the SBA. Total operating expenses for the year ended June 30, 2008 consisted of interest expense of $1,328,000, salaries and benefits of $542,000, legal and accounting expense of $136,000, and other operating expense of $400,000. For the year ended June 30, 2007 total operating expenses consisted of interest expense of $1,697,000, salaries and benefits of $701,000, legal and accounting expenses of $996,000, and other operating expenses of $447,000.

The Company ended the fiscal year with a net operating loss of $309,000 for the year ended June 30, 2008 compared to a net operating loss of $1,353,000 reported for the year ended June 30, 2007.

During the year ended June 30, 2008, the Company realized a net loss on investments of $1,894,000 due primarily to the write-off of International Wood, LLC which amounted to $1,940,000. During the year ended June 30, 2007, the Company realized a net loss on investments of $1,333,000 due primarily to the write-off of Lakeview Technology Solutions, Inc. of $2,338,000.

The overall unrealized appreciation in our investment portfolio of $61,000 for the year ended June 30, 2008 involved nine companies. The most notable were Digital Square, LLC with an unrealized appreciation of $728,000, Diversified Telecom, LLC with an unrealized appreciation of $158,000, International Wood, LLC with an unrealized depreciation of $600,000, New Dominion Pictures, LLC with an unrealized depreciation of $448,000, and Triangle Biomedical Sciences, Inc. with an unrealized appreciation of $280,000. The unrealized depreciation of $2,673,000 for the year ended June 30, 2007 was primarily due to the write down of New Dominion Pictures, LLC of $3,648,000.

The net decrease in stockholders’ equity resulting from operations of $2,143,000 for the year ended June 30, 2008 or $1.12 loss per share compared to a decrease of $5,359,000 or $2.80 loss per share for the year ended June 30, 2007 was due to the various items noted above.

Financial Condition, Liquidity and Capital Resources

At June 30, 2009, the Company’s loans and investments at fair value totaled $18.2 million compared to the $20.9 million reported at June 30, 2008. For fiscal year 2009, the Company made additional debt and equity investments in three existing portfolio companies totaling $0.9 million. In addition, the Company received proceeds from the sale of investments, principal collected on debt securities, return of capital on equity securities and proceeds from collection of notes receivables of $2.5 million. This compared to the Company’s funding $5.9 million in new investments in 2008 and receiving proceeds from the sales of investments, principal collected on debt securities, return of capital on equity securities and proceeds from collection of notes receivable of $5.2 million. The Company’s cash position at June 30, 2009 decreased to $0.3 million from the $1.0 million reported June 30, 2008 due primarily to an increase in invested idle funds and additional investments made in portfolio companies. The Company’s cash position at June 30, 2008 decreased to $1.0 million from the $3.9 million reported June 30, 2007 due primarily to the repayment of $5.3 million in debentures to the SBA and investments made in portfolio companies.

The net asset value per common share declined to $2.79 per share at June 30, 2009 from the $3.84 per share reported at June 30, 2008. The decline in net asset value was due to a net decrease in stockholders’ equity resulting from a net operations loss of $2.0 million or $1.05 loss per share for the fiscal year ending June 30, 2009. The net decrease in stockholders equity resulting from operations was due primarily to the realized loss on investments of $1.0 million substantially due to a $1.0 million write-off of International Wood, LLC and the unrealized loss on investments of $0.6 million.

For the year ended June 30, 2009, the net cash provided by operating activities was $821,000 compared to $1,643,000 used during the year ended June 30, 2008. The net cash used in investing activities was $1,048,000 for the year ended June 30, 2009 compared to $4,079,000 net cash provided by investing activities for the fiscal year ended June 30, 2008. There was $511,000 used in financing activities for the year ending June 30, 2009 and $5,300,000 used in financing activities for the year ending June 30, 2008.

The Company generates working capital through cash flow from operations, proceeds from borrowings under lines of credit and approved SBA leverage, proceeds from principal repayments made on investments, and investment sales. The current outstanding SBA leverage of $16.1 million matures September 1, 2018 and bears an average interest rate of 6.476%. As of June 30, 2009, the Company had $16.1 million of debentures outstanding and no outstanding unused commitments for future borrowings with the SBA. The Company can apply for additional leverage (commitments) from SBA up to twice in any calendar year. The Company currently has a commitment request at SBA for consideration. In addition, the Company maintains a short-term line of credit agreement with a local financial institution that allows for maximum borrowing of $500,000 at June 30, 2009. Under regulations governing the SBIC program, SBA leverage eligibility is based on the SBIC’s regulatory capital. Management is continuing to evaluate various strategic alternatives for the Company, including but not limited to raising additional equity capital, exploring other sources of financing through the SBA and managing the existing investment portfolio and reinvesting proceeds from repayments and liquidations. Management contracted with two individuals in March 2009 to advise and evaluate strategic alternatives available to the Company in order to enhance and preserve shareholder value.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the regulatory limits. If so, the Company is considered to have impaired capital. As of June 30, 2009, the Company’s calculated maximum impairment percentage (regulatory limit) was 70% with a calculated capital impairment percentage of approximately 81%. The Company had a condition of capital impairment as of June 30, 2009. The Company has provided the SBA with a plan of action to cure the capital impairment by December 31, 2009. The Company believes that capital impairment can be cured (a calculated percentage below 70%) by raising new capital. The SBA is currently reviewing the Company’s plan of action. If the plan of action is not accepted by the SBA, the Company will most likely be moved to the Office of Liquidation within the SBA and be forced to start liquidating the portfolio.

Contractual Obligations and Commitments

The following table summarizes the Company’s material contractual obligations, including both on and off balance sheet arrangements, and commitments at June 30, 2009 (in thousands):

	Total	2010	2011	2012	2013	Thereafter
Contractual Obligations —
Operating leases	$72	$28	$28	$16	$—	$—
Borrowings —
SBA Debentures	$16,100	$—	$—	$—	$—	$16,100

As of June 30, 2009, the Company had one outstanding commitment with portfolio companies as follows:

	Amount	Expiration Date
LaserNation, LLC	$60,500	None

Operating Leases

The Company leases its office facility and copier under non-cancelable operating leases. The termination date of the leased office space is January 31, 2012 and the termination date of the copier is January 10, 2010.

SBA Debentures

At June 30, 2009, $16.1 million of SBA debentures were outstanding. All debentures bear interest payable semi-annually at a fixed rate and are due at maturity, which is ten years from the date that the interest rate is fixed. The debentures are subject to numerous covenants through the SBA, including restrictions on dividend payments.

The SBA approved a $16.1 million refinance of the Company’s outstanding debentures on September 1, 2008. The $16.1 million of debentures mature September 1, 2018 and bear an average interest rate of 6.476%. As of June 30, 2009, the Company had $16.1 million of debentures outstanding with SBA and no outstanding commitments. The Company can request new commitments from the SBA twice a calendar year with approval being at the discretion of the SBA. The Company currently has a commitment request with the SBA for consideration. If approved, the commitment would be contingent on raising new capital.

Revolving Credit Facility

The Company has an unsecured line of credit with a financial institution with a total availability of $500,000. The line bears interest at the bank’s prime rate plus one percent, with a minimum rate of five and one quarter. There were no outstanding borrowings under the line at June 30, 2009. The line of credit expires on December 15, 2009. The line of credit has four covenants that must be met (1.) minimum tangible net worth of $5.5 million (2.) maximum debt to tangible net worth ratio between 3.0 and 1.0 (3.) minimum liquidity amount of $500,000 and (4.) maximum capital impairment ratio below 70%. The Company has violated three of the four covenants. Due to the Company not being in compliance with the covenants, we are not able to draw on the line of credit.

Critical Accounting Policies and Estimates

Critical accounting policies are those that are both most important to the portrayal of our financial condition and results of operations and which require our most complex or subjective judgments or estimates. The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate the judgments and estimates underlying our accounting policies, primarily the periodic valuation of our investment portfolio.

Effective July 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. Fair value is defined under SFAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company values its investment portfolio at fair values as determined in good faith by the Company’s Executive Committee of the Board of Directors. The policy presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. The Company determines fair value to be the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

The Company invests primarily in illiquid securities, including the debt and equity of private companies. The Company’s valuation policy considers the fact that privately negotiated securities change value over a long period of time and that no readily available market exists for their liquidation. The Company’s valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must record each individual investment at fair value each quarter. The Company records unrealized depreciation on investments when it believes that an asset has been impaired and full collection of the loan or realization of an equity security is doubtful. Conversely, the Company records unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity and or restrictions on resale. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

New Accounting Pronouncements

In October 2008, the FASB issued FSP No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in FAS 157. Since adopting FAS 157 in July 2007, the Company’s practices for determining the fair value of its investment portfolio have been, and continue to be, consistent with the guidance provided in FSP 157-3. Therefore, the Company’s adoption of FSP 157-3 did not affect its practices for determining the fair value of its investment portfolio and did not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued FSP No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”) and FSP No. FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (“FSP 107-1”). Both FSPs are effective for reporting periods ending on or after June 15, 2009. Since adopting FAS 157 in July 2007, the Company’s practices for determining fair value and for disclosures about the fair value of its investment portfolio have been, and continue to be, consistent with the guidance provided in FSP 157-4 and FSP 107-1. Therefore, the Company’s adoption of both FSP 157-4 and FSP 107-1 did not affect its practices for determining the fair value of its investment portfolio and did not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued FSP No. FAS 115-2 and FAS 124-2 “Recognition and Presentation of Other-Than-Temporary Impairments”. FAS 115-2 and FAS 124-2 amend the existing guidance regarding impairments for investments in debt securities. Specifically, it changes how companies determine if an impairment is considered to be other-than-temporary and the related accounting. This standard also provides for increased disclosures. FSP FAS 157-4 and FSP FAS 115-2 and FAS 124-2 are effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March, 15, 2009, provided both FSPs are adopted concurrently. The Company’s adoption of FAS 115-2 and FAS 124-2 did not affect its practices for determining the fair value of its investment portfolio and did not have a material effect on its financial position or results of operations.

In May 2009, the FASB issued FAS No. 165, Subsequent Events (“FAS 165”). FAS 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 includes a new required disclosure of the date through which an entity has evaluated subsequent events and is effective for interim periods or fiscal years ending after June 15, 2009. The Company’s adoption of FAS 165 did not have a material effect on its financial position or results of operations.

In June 2009, the FASB issued FAS No. 168, The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“FAS 168”). The Codification will become the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of FAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative. FAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. FAS 168 is only expected to impact the Company’s disclosures by requiring Codification references.

Quantitative and Qualitative Disclosure About Market Risk

The Company’s business activities contain elements of risk. The Company considers the principal types of market risk to be: risk of lending and investing in small privately owned companies, valuation risk of portfolio, risk of illiquidity of portfolio investments and the competitive market for investment opportunities. The Company considers the management of risk essential to conducting business and to maintaining profitability. Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

The Company manages its market risk by maintaining a portfolio of debt and equity interests that is diverse by industry, geographic area, size of individual investment and borrower. The investments are in private business enterprises. Since there is typically no public market for the equity interests of small companies in which the Company invests, the valuation of the equity interests in the Company’s portfolio of private business enterprises is subject to the estimate of the Company’s Executive Committee. In the absence of a readily ascertainable market value, the estimated value of the Company’s portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in estimated value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).” Each hypothetical 1% increase or decrease in value of the Company’s portfolio of securities of $20.9 million at June 30, 2008, and $18.2 million at June 30, 2009, would have resulted in unrealized gains or losses and would have changed stockholder’s equity resulting from operations for the year by 2.8% and 3.4%, respectively.

The Company’s sensitivity to changes in interest rates is regularly monitored and analyzed by measuring the characteristics of assets and liabilities. The Company utilizes various methods to assess interest rate risk in terms of the potential effect of interest income net of interest expense, the market value of net assets and the value of risk in an effort to ensure that the Company is insulated from any significant adverse effects from changes in interest rates. Based on the model used for the sensitivity of interest income net of interest expense, if the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 100 basis point change in interest rates would have affected stockholders’ equity resulting from operations negligibly over a twelve-month horizon. The reason it would be negligible is that the Company’s borrowings from SBA are at a fixed rate as are the portfolio investments. Although management believes that this measure is indicative of the Company’s sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the balance sheet and other business developments that could affect operating results. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

PRICE RANGE OF COMMON STOCK

The Company’s Common Stock is quoted on the NASDAQ Stock Market under the symbol WSCC. As of August 31, 2009, the Company had 89 stockholders of record and approximately 282 beneficial owners. The following table sets forth the range of high and low bid prices of the Company’s common stock as reported on the NASDAQ stock market for the period from February 2, 1998, when public trading of the common stock commenced pursuant to the IPO, through June 30, 2009.

	Net Asset Value Per Share (1)		Bid Price
			High	Low	Close
1998
Third Quarter	$8.18		$11.750	$10.750	$10.875
Fourth Quarter	8.24		11.375	10.125	11.125
1999
First Quarter	$8.25		$11.375	$9.000	$9.250
Second Quarter	8.37		10.620	7.500	8.500
Third Quarter	8.71		8.750	6.500	7.250
Fourth Quarter	8.90		7.875	6.000	6.750
2000
First Quarter	$8.98		$7.063	$6.625	$6.875
Second Quarter	11.13		9.438	6.625	9.000
Third Quarter	12.16		10.750	7.563	8.375
Fourth Quarter	10.65		8.500	6.500	6.500
2001
First Quarter	$10.44		$7.000	$4.000	$6.250
Second Quarter	9.75		6.250	2.531	3.750
Third Quarter	8.35		5.250	3.250	3.250
Fourth Quarter	7.59		4.000	3.000	3.650
2002
First Quarter	$8.00		$3.700	$2.000	$2.300
Second Quarter	6.76		4.750	2.250	2.740
Third Quarter	5.92		3.400	1.870	1.890
Fourth Quarter	5.52		2.990	1.390	2.600
2003
First Quarter	$5.82		$2.780	$1.670	$2.000
Second Quarter	5.70		3.700	1.520	2.400
Third Quarter	5.53		4.400	2.130	2.900
Fourth Quarter	8.21		3.410	2.500	2.670
2004
First Quarter	$8.28		$4.190	$2.530	$3.950
Second Quarter	8.81		4.420	3.490	3.810
Third Quarter	10.13		7.720	3.610	7.000
Fourth Quarter	9.82		8.720	5.250	5.500
2005
First Quarter	$9.81		$5.550	$4.100	$4.850
Second Quarter	9.41		5.600	4.150	4.880
Third Quarter	7.81		5.780	4.610	5.150
Fourth Quarter	10.83		5.460	3.410	4.050
2006
First Quarter	$10.96		$4.650	$3.460	$4.200
Second Quarter	9.84		4.400	3.460	3.950
Third Quarter	10.02		4.440	3.670	4.000
Fourth Quarter	7.75	(2)	4.460	3.670	4.000
2007
First Quarter	$7.05		$4.030	$3.250	$3.570
Second Quarter	6.86		4.800	2.700	4.050
Third Quarter	6.89		4.150	3.410	4.090
Fourth Quarter	4.95		4.780	3.610	4.620
2008
First Quarter	$4.90		$4.710	$3.170	$3.950
Second Quarter	5.04		3.650	1.290	1.400
Third Quarter	5.02		2.000	1.000	1.520
Fourth Quarter	3.84		1.800	1.030	1.140
2009
First Quarter	$3.64		$1.440	$0.030	$0.830
Second Quarter	3.63		0.830	0.010	0.410
Third Quarter	3.64		0.630	0.010	0.330
Fourth Quarter	2.79		0.550	0.220	0.360

(1)	Net asset value per share is determined as of the last day in the calendar quarter and therefore may not reflect the net asset value per share on the date of the high or low sales prices for that specific quarter. The net asset values shown are based on outstanding shares at the end of each quarter and the previously reported values have been restated to reflect the 5% stock dividend declared on February 5, 1999 and the 6% stock dividend declared on December 7, 1999.
(2)	On May 1, 2006, the Company issued 458,873 additional shares of Common Stock through a Stock Rights Offering to existing shareholders only. The stock was sold for $4.00 per share, thereby diluting the net asset value per share.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Waterside Capital Corporation

Virginia Beach, Virginia

We have audited the accompanying balance sheets of Waterside Capital Corporation, including the schedule of loans and investments, as of June 30, 2009 and 2008 and the related statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended June 30, 2009. Waterside Capital Corporation’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corporation as of June 30, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net decrease in stockholders’ equity as a result of operations in the amount of $2,003,586 during the year ended June 30, 2009, and, as of that date, had an undistributed accumulated loss of $11,695,085. As described more fully in Notes 2 and 12 to the financial statements, the Company has a maximum allowable capital impairment percentage of 70% as established by the Company’s regulator the Small Business Administration (“SBA”) which has guaranteed $16.1 million in debentures of the Company. As of June 30, 2009, the Company’s calculated capital impairment percentage is approximately 81%. By exceeding the maximum allowable capital impairment percentage as established by the Company’s regulator, the Company is in default on its debentures which, among other things, may cause the balances to become due on demand. As discussed within Noted 2 and 12, the Company has submitted a plan of action to the SBA to cure the capital impairment; however this plan is subject to the SBA’s approval. Those conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Norfolk, Virginia

September 1, 2009

WATERSIDE CAPITAL CORPORATION

BALANCE SHEETS

JUNE 30, 2008 AND JUNE 30, 2009

	June 30, 2008	June 30, 2009
ASSETS:
LOANS AND INVESTMENTS:
Investments in portfolio companies at fair value:
Loans	$—	$139,500
Debt securities	6,496,176	4,585,652
Equity securities	11,040,763	10,821,024
Options and warrants	2,052,921	1,743,823

Total portfolio securities, cost of $18,370,245 and $17,247,290 at June 30, 2008 and June 30, 2009, respectively	19,589,860	17,289,999
Assets acquired in liquidation of portfolio securities	1,204,121	804,121
Notes receivable	75,234	67,057

TOTAL LOANS AND INVESTMENTS	20,869,215	18,161,177

CURRENT ASSETS:
Cash and cash equivalents	1,012,915	274,440
Invested idle funds	1,612,768	2,657,784
Current portion of dividends receivable	53,329	81,845
Interest receivable	223,469	109,068
Prepaid expenses	59,994	64,737
Other current assets	13,766	17,300

TOTAL CURRENT ASSETS	2,976,241	3,205,174

Other non-current assets	—	1,555
Property and equipment, net	5,744	5,138
Deferred financing costs, net	167,929	521,944

TOTAL ASSETS	$24,019,129	$21,894,988

LIABILITIES AND STOCKHOLDERS’ EQUITY:
CURRENT LIABILITIES:
Accounts payable	$—	$7,532
Accrued interest	417,338	348,513
Accrued expenses	64,853	79,091
Deferred income	90,500	17,000

TOTAL CURRENT LIABILITIES	572,691	452,136
Debentures payable	16,100,000	16,100,000

TOTAL LIABILITIES	16,672,691	16,552,136

STOCKHOLDERS’ EQUITY:
Common stock, $1 par value, authorized 10,000,000 shares; issued and outstanding 1,915,548 at June 30, 2008 and 2009	1,915,548	1,915,548
Preferred stock, $1 par value, authorized 25,000 shares, no shares issued and outstanding	—	—
Additional paid-in capital	15,479,680	15,479,680
Net unrealized appreciation (depreciation) on investments	219,615	(357,291)
Undistributed accumulated earnings (loss)	(10,268,405)	(11,695,085)

TOTAL STOCKHOLDERS’ EQUITY	7,346,438	5,342,852

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$24,019,129	$21,894,988

Net asset value per common share	$3.84	$2.79

See accompanying notes to financial statements

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

YEARS ENDED JUNE 30, 2007, 2008 and 2009

	2007	2008	2009
OPERATING INCOME:
Dividends	$407,250	$998,869	$1,092,449
Interest on debt securities and loans	1,243,934	707,336	545,628
Interest on notes receivable	167,291	8,004	6,046
Interest on cash and cash equivalents	217,240	146,746	64,887
Fee and other income	97,704	235,883	118,148

TOTAL OPERATING INCOME:	2,133,419	2,096,838	1,827,158

OPERATING EXPENSES:
Salaries and benefits	700,919	541,726	532,359
Legal and accounting	995,840	136,332	157,200
Interest expense	1,696,852	1,328,156	1,046,483
Other operating expenses	447,383	399,856	559,555

TOTAL OPERATING EXPENSES:	3,840,994	2,406,070	2,295,597

Recovery related to investee litigation (net)	355,000	—	—

NET OPERATING LOSS	(1,352,575)	(309,232)	(468,439)
Realized gain on sale of property and equipment	—	—	200
Realized loss on investments	(1,332,737)	(1,894,289)	(958,441)
Change in unrealized appreciation (depreciation) on investments	(2,673,289)	60,960	(576,906)

NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$(5,358,601)	$(2,142,561)	$(2,003,586)

NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE — BASIC AND DILUTED	$(2.80)	$(1.12)	$(1.05)

Weighted average shares outstanding	1,915,548	1,915,548	1,915,548

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEARS ENDED JUNE 30, 2007, 2008, AND 2009

	Common Stock		Additional paid-in capital	Net unrealized appreciation (depreciation) on investments	Undistributed accumulated earnings (loss)	Total stockholders’ equity
	Shares	Amount
Balance at June 30, 2006	1,915,548	$1,915,548	$15,479,680	$2,831,944	$(5,379,572)	$14,847,600
Net operating loss	—	—	—	—	(1,352,575)	(1,352,575)
Net realized loss on investments	—	—	—	—	(1,332,737)	(1,332,737)
Change in net unrealized depreciation on investments	—	—	—	(2,673,289)	—	(2,673,289)

Balance at June 30, 2007	1,915,548	$1,915,548	$15,479,680	$158,655	$(8,064,884)	$9,488,999

Balance at June 30, 2007	1,915,548	$1,915,548	$15,479,680	$158,655	$(8,064,884)	$9,488,999
Net operating loss	—	—	—	—	(309,232)	(309,232)
Net realized loss on investments	—	—	—	—	(1,894,289)	(1,894,289)
Change in net unrealized appreciation on investments	—	—	—	60,960	—	60,960

Balance at June 30, 2008	1,915,548	$1,915,548	$15,479,680	$219,615	$(10,268,405)	$7,346,438

Balance at June 30, 2008	1,915,548	$1,915,548	$15,479,680	$219,615	$(10,268,405)	$7,346,438
Net operating loss	—	—	—	—	(468,439)	(468,439)
Net realized gain on sale of property and equipment	—	—	—	—	200	200
Net realized loss on investments	—	—	—	—	(958,441)	(958,441)
Change in net unrealized depreciation on investments	—	—	—	(576,906)	—	(576,906)

Balance at June 30, 2009	1,915,548	$1,915,548	$15,479,680	$(357,291)	$(11,695,085)	$5,342,852

See accompanying notes to financial statements

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2007, 2008, AND 2009

	2007	2008	2009
Cash flows from operating activities:
Net decrease in stockholders’ equity resulting from operations	$(5,358,601)	$(2,142,561)	$(2,003,586)
Adjustments to reconcile net decrease in stockholders’ equity resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation (appreciation) on investments	2,673,289	(60,960)	576,906
Realized loss on investments	1,332,737	1,894,289	958,441
Accretion of preferred stock and debt investments	(173,488)	(93,699)	(109,494)
Depreciation and amortization	89,922	135,472	161,435
Net payment-in-kind interest accrual	—	(561,000)	(331,000)
Other non-cash items	(2,723)	—	(90,500)
Changes in assets and liabilities increasing (decreasing) cash flows from operating activities:
Dividends receivable	533,084	120,948	(28,516)
Interest receivable	(38,383)	60,823	114,401
Prepaid expenses and other current assets	95,020	(31,846)	7,168
Accounts payable, accrued interest and accrued expenses	71,851	(271,652)	(47,055)
Investments made in loans and debt securities	(3,615,395)	(226,000)	(158,757)
Investments made in equity securities	(1,650,000)	(3,552,500)	(747,500)
Note receivable advanced	(30,000)	—	—
Advance for assets acquired in liquidation	(44,674)	(150,000)	—
Principal collected on debt securities	1,717,211	90,120	106,219
Return of Capital on equity securities	—	208,929	80,244
Proceeds from collection of notes receivable	4,527,279	27,555	8,177
Proceeds from sales of investments	4,210,517	2,909,054	2,324,802

Net cash provided by (used in) operating activities	4,337,646	(1,643,028)	821,385

Cash flows from investing activities:
Net proceeds (purchases) of investment in idle funds	(2,664,887)	4,078,754	(1,045,016)
Acquisition of equipment	(8,351)	—	(3,419)

Net cash provided by (used in) investing activities	(2,673,238)	4,078,754	(1,048,435)

Cash flows from financing activities:
Principal payment on SBA — guaranteed debt	—	(5,300,000)	—
SBA guaranteed debt fees	—	—	(511,425)

Net cash used in financing activities	—	(5,300,000)	(511,425)

Net increase (decrease) in cash and cash equivalents	1,664,408	(2,864,274)	(738,475)
Cash and cash equivalents, beginning of year	2,212,781	3,877,189	1,012,915

Cash and cash equivalents, end of year	$3,877,189	$1,012,915	$274,440

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,696,852	$1,328,156	$1,115,307

Noncash operating activities:

In December 2006, the Company accepted preferred stock from Eton Court Asset Management, Ltd for payment of $49,223 in fees.

In March 2007, the Company accepted a note receivable for $84,000 from Crispies, Inc. for the payment of a note and warrants.

In June 2007, the Company accepted a note receivable from Triangle Biomedical Sciences, Inc. for past due interest.

In January 2008, the Company received 525 shares of preferred stock from New Dominion Pictures, LLC as payment for accrued dividends worth $52,500.

In June 2008, the Company received 561,000 shares of preferred stock from Eton Court Asset Management, Ltd. for payment of accrued dividends.

In March 2009, Eton Court exercised a call to purchase back stock from the Company and a noncash fee was realized for $90,500.

In June 2009, the Company received 331,000 shares of preferred stock from Eton Court Asset Management, Ltd. for payment of accrued dividends.

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007, 2008, AND 2009

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Waterside Capital Corporation (the “Company”) was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Corporation (“SBIC”). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958. The Company made its first investment to a small business concern in October 1996.

In January 1998, the Company completed an Initial Public Offering (“IPO”) of 852,000 shares of common stock at a price of $11.00 per share. The net proceeds, after $1,288,464 of offering costs, were $8,083,536.

Basis of Presentation

The accompanying financial statements include all accounts of the Company and are presented using the accrual basis of accounting. The Company does not consolidate portfolio company investments.

Cash and Cash Equivalents

The Company considers all highly liquid securities purchased with original maturities of three months or less at the acquisition date to be cash equivalents. At June 30, 2009, the outstanding bank balance exceeded the FDIC insured limit. The financial institutions that hold the excess deposits meets the FDIC definition of “well capitalized.”

Invested Idle Funds

Invested idle funds at June 30, 2009 consisted of certificates of deposit with $621,507 maturing 09/30/10, and $2,036,277 maturing 01/22/11 all held at a local commercial bank. At June 30, 2009, the outstanding certificates of deposit exceeded the FDIC insured limit. The financial institution meets the FDIC definition of “well capitalized”.

The SBA restricts the use of the Company’s Idle Funds to the following:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States or

•

certificates of deposit or other accounts of federally insured banks or other federally insured depository institutions, if the certificates or other accounts mature or are otherwise fully available not more than 1 year after the date of the investment or

•	mutual funds, securities, or other instruments that consist of, or represent pooled assets of, investments described in (1) or (2) above.

Valuation of Investments

Effective July 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. Fair value is defined under SFAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. See Note 14 for expanded disclosures about the Company’s fair value disclosures.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Realized Gain or Loss and Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Recognition of Interest and Dividend Income

Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis during the year. Otherwise, dividends are recorded as income on the ex-dividend date. The Company ceases to accrue dividends and interest income if the investee is more than 120 days delinquent in their payments. If the investee pays dividends and interest current within 120 days and it is anticipated that payments will stay current going forward, the Company will begin re-accruing dividends and interest income. As of June 30, 2009, FireKing International, Inc., Virginia Debt Acquisition, LLC and Sonak Management, LLC were on non accrual status with a cost basis of $3,571,947, 100,000 and $475,000, respectively. Accretion of loans and preferred stock investments are recorded as a component of interest and dividend income in the statement of operations.

Property and Equipment

Property and equipment is stated at cost. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets ranging from three to seven years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

Deferred Financing Costs

Deferred financing costs consist of origination and processing fees paid in connection with the issuance of SBA debentures. The origination and processing fees are amortized using the effective interest method over the life of the related debentures. The Company paid $551,425 in origination and processing fees for the $16.1 million refinancing of the Company’s outstanding SBA debentures. Accumulated amortization was $440,571 and $29,481 at June 30, 2008 and 2009, respectively.

Income Taxes

Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Increase (Decrease) in Stockholders’ Equity Resulting From Operations per Share

Basic earnings per share have been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur assuming the inclusion of common share equivalents and has been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares and dilutive common share (equivalents outstanding).

Stock Option Plan

Employee Stock Options are not permitted under Section 23(a) of the Investment Act of 1940 and the Company’s Stock Option Plan was terminated by the Board of Directors effective May 1, 2007.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Unearned Income — Original Issue Discount

In connection with its debt investments, the Company sometimes receives nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, it allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the debt is reflected as unearned income, which is netted against the investment, and accreted into interest income based on the effective interest method over the life of the debt.

Reclassification

Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

NOTE 2. GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which contemplates realization of assets and satisfaction of liabilities in the normal course of business. Pursuant to the guidelines established by the Small Business Administration (“SBA”), which guarantees $16.1 million of the Company outstanding debentures, the Company has a maximum allowable capital impairment percentage of 70%. As of June 30, 2009, the Company’s calculated capital impairment percentage is approximately 81%. By exceeding the maximum allowable capital impairment percentage, as established by the Company’s regulator, the Company is in default of its debentures which, among other things, may cause the balances to become due on demand. If the Company is unable to cure its condition of capital impairment, the SBA has the right to impose remedies for noncompliance which ultimately could require the SBA to liquidate the fund.

There can be no assurance that the SBA will accept Management’s plan and provide for the requested time frame to cure the capital impairment condition. The financial statements do not include any adjustments to the carrying value of the assets and liabilities that might be necessary as a consequence of these uncertainties.

NOTE 3. LOANS AND INVESTMENTS

Loans and investments consist primarily of debt securities, preferred stock, options and warrants, assets acquired in liquidation of portfolio securities, and notes receivable obtained from portfolio companies in accordance with SBIC investment regulations. The financial statements include securities valued at $20,869,215 and $18,161,177 at June 30, 2008 and 2009 (86.9% and 82.9% of assets), respectively. The valuation process completed by Management includes estimates made by Management and the Executive Committee of the Board of Directors in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

The Company’s note receivable for $67,057 is due from the purchaser of warrant shares in one investee company, as payment for the warrant shares, investment banking and other fees.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2008 and 2009 consists of the following:

	2008	2009
Furniture and fixtures	$91,408	$91,408
Computer equipment and software	136,993	140,412
Leasehold improvements	8,311	—

	236,712	231,820
Less accumulated depreciation and amortization	230,968	226,682

Property and equipment, net	$5,744	$5,138

NOTE 5. ACCRUED EXPENSES

Accrued expenses at June 30, 2008 and 2009 consist of the following:

	2008	2009
Accrued accounting and legal expense	$46,706	$61,903
Other accrued expenses	18,147	17,188

Total accrued expenses	$64,853	$79,091

NOTE 6. DEBENTURES PAYABLE

The SBA approved a $16.1 million refinance of the Company’s outstanding SBA debentures effective September 1, 2008. All SBA debentures, if and when issued, bear interest payable semi-annually at a fixed rate and are due at maturity, which is 10 years from the date the interest rate is fixed. The refinanced $16.1 million will mature September 1, 2018 and the interest rate is 6.442% on $12.1 million and 6.580% on $4 million. As of June 30, 2009 and 2008, the Company had $16.1 million of debentures outstanding with the SBA. As of June 30, 2009, the Company had no outstanding commitments with the SBA. Commitments available as of June 30, 2008 were terminated as of the aforementioned refinance. The Company can request new commitments from the SBA twice a calendar year with approval being at the discretion of the SBA. The Company currently has a $10 million debenture commitment request with the SBA.

NOTE 7. INCOME TAXES

The Company had no income tax expense (benefit) attributable to operations for the years ended June 30, 2007, 2008 and 2009.

The 2007, 2008 and 2009 actual tax expense (benefit) attributable to operations differs from the amount which would be provided by applying the statutory federal rate to net operating income (loss) before income taxes as follows:

	2007	2008	2009
Computed “expected” tax expense (benefit)	$(460,000)	$(118,000)	$(159,000)
Nontaxable dividend income and other items	(192,000)	(339,000)	(434,000)
Change in valuation allowance attributable to operations	652,000	457,000	593,000

Total income tax expense (benefit) attributable to operations	$—	$—	$—

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

The Company’s deferred tax assets and liabilities at June 30, 2008 and 2009 are as follows:

	2008	2009
Deferred tax assets:
Property and equipment, due to differing depreciation methods	$4,000	$—
Capital loss carryforward	4,085,000	1,109,000
Net operating loss carryforward	4,248,000	4,974,000

Total gross deferred tax assets	8,337,000	6,083,000
Less valuation allowance	(7,585,000)	(5,953,000)

Total net deferred tax assets	752,000	130,000

Deferred tax liabilities:
Investments, due to recognition of unrealized appreciation and accretion for financial statement purposes	752,000	130,000

Net deferred tax assets	$—	$—

The Company’s valuation allowance increased $918,000 for the year ended June 30, 2008, and decreased $1,632,000 for the year ended June 30, 2009.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. As the Company’s dividend income is not taxable, the primary source of future taxable income available to the Company will be realized gains on sales of investments, the realization of which is uncertain. Management determined that projected future taxable income does not support the realization of the net deferred tax assets as of June 30, 2009, and a valuation allowance has been recorded to offset the entire net deferred tax assets. At June 30, 2009, the Company has net operating loss carryforwards for federal income tax purposes of $13,072,000, which are available to offset future federal taxable income, if any, through 2028, and a capital loss carryforward of $4,785,000 available to offset capital gains through 2013.

NOTE 8. STOCKHOLDERS’ EQUITY

Undistributed Accumulated Loss

Undistributed accumulated loss at June 30, 2008 and 2009 consist of the following:

	2008	2009
Undistributed accumulated investment income	$567,290	$98,851
Undistributed accumulated net realized losses	(10,835,695)	(11,793,936)

Undistributed accumulated loss	$(10,268,405)	$(11,695,085)

Effective December 7, 1999, the Executive Committee of the Company’s Board of Directors and the SBA approved the capitalization of $1,200,000 of the Company’s undistributed accumulated earnings, which reduced the undistributed accumulated net realized gains disclosed above.

Stock Option Plan

The Company’s Stock Option Plan was not permitted under Section 23(a) of the Investment Act of 1940 and was terminated by the Board of Directors effective May 1, 2007.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

NOTE 9. PER SHARE NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS

The following table sets forth the calculation of basic and diluted net decrease in stockholders’ equity resulting from operations per share for the years ended June 30, 2008 and 2009:

	2008	2009
Basic and diluted net decrease in stockholders’ equity resulting from operations per share:
Net decrease in stockholders’ equity resulting from operations	$(2,142,561)	$(2,003,586)
Weighted-average number of common shares outstanding	1,915,548	1,915,548
Basic net decrease in stockholders’ equity resulting from operations per share	$(1.12)	$(1.05)

NOTE 10. RELATED PARTY TRANSACTIONS

The Company had related party transactions of $15,496, $0 and $0 for the fiscal years ended June 30, 2007, 2008 and 2009, respectively.

NOTE 11. LEASES

The Company has two noncancelable operating leases, primarily for office space, that expire over the next three years.

Future minimum lease payments under noncancelable operating leases as of June 30, 2009 are:

Year ending June 30,
2010	$28,319
2011	27,532
2012	16,338

Total minimum lease payments	$72,189

Net rental expense for operating leases for office space for the years ended June 30, 2007, 2008 and 2009 was $37,257, $40,735, and $44,769 respectively. On February 20, 2009, the Company moved its office space to Virginia Beach and reduced rental expense from $18.75 a square foot plus parking expense to $12.00 a square foot with no parking expense.

NOTE 12. COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS

Legal Proceedings

The Company is a party to various legal actions which are ordinary, routine litigation incidental to its business. The Company believes that none of those actions, either individually or in the aggregate, will have a material adverse effect on the results of operations or financial position of the Company.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the regulatory limits. If so, the Company is considered to have impaired capital. As of June 30, 2009, the Company’s calculated maximum impairment percentage (regulatory limit) was 70% with a calculated capital impairment percentage of approximately 81%. The Company was impaired as of June 30, 2009. The Company has provided the SBA with a plan of action to cure the capital impairment by December 31, 2009. The Company believes that capital impairment can be cured (a calculated percentage below 70%) by raising new capital. SBA is currently reviewing the Company’s plan of action.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Subsequent Events

New Dominion Pictures, LLC’s (“NDP”) note in the amount of $720,000 matured 07/01/08 and the note for $100,000 matured 07/01/09. These notes are anticipated to be paid in full upon the anticipated sale of NDP’s commercial real estate. Presently, principal amounts due from NDP have not been collected. The Company has not recorded a bad debt expense associated with the notes due to measures presently taken by NDP. NDP is in the process of selling its real estate, appraised at $3.95 million as of December 16, 2008. It is anticipated that proceeds of the noted sale will partially be used to pay off principal and all interest amounts due to the Company. NDP has been making current interest payments on the two notes since January 2009. The Company is in the process of formalizing a letter agreement with NDP which will have an effective date of January 1, 2009 to value its equity investment. Payments of approximately $80,000 have been made as of June 30, 2009 and it is anticipated that the agreement will be signed by both parities by the first quarter of fiscal year 2010.

Virginia Debt Acquisition, LLC was sold on August 18, 2009 for $100,000 plus a promissory note for $17,800 for accrued interest. One payment of $5,833.33 has been made on the promissory note.

Based on notification received from the SBA, the Company will have until December 31, 2009 to cure its condition of Capital Impairment.

The Company has performed an evaluation of subsequent events through October 20, 2009, which is the date the financial statements were issued.

NOTE 13. CONCENTRATION OF CREDIT RISK

The Company’s portfolio investment companies are generally lower middle-market companies in a variety of industries. Approximately 61% of the Company’s investments are located in the Mid-Atlantic region of the United States. As a result, any adverse impact on the economy of that region could adversely impact the Company’s results of operations and financial position. Further, at June 30, 2009, there were five individual investments greater than 10% of the fair market value of the Company’s portfolio. These investments represented approximately 85% of the total fair value of the Company’s investment portfolio.

The Company’s investments carry a number of risks including, but not limited to: (1.) investing in lower middle market companies which have a limited operating history and financial resources; (2.) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; (3.) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

NOTE 14. FAIR VALUE DISCLOSURES

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with SFAS 157. Under SFAS 157, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:

Level 1	Valuation is based on quoted prices in active markets for identical assets and liabilities.

Level 2	Valuation is based on observable inputs including quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets and liabilities in less active markets, and model-based valuation techniques for which significant assumptions can be derived primarily from or corroborated by observable data in the market.

Level 3	Valuation is based on unobservable inputs that are significant to the fair value measurement.

The Company invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by Management and approved by the Executive Committee of the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, Managements’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by Management and approved by the Executive Committee of the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances surrounding each individual investment. In general, fair value is the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts available. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational matters.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment- in-kind (PIK) interest, if any. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Assets measured at fair value on a recurring basis are summarized below (in thousands):

Fair Value Measurements at June 30, 2009 Using

Assets	Level 1	Level 2	Level 3	Assets at Fair Value
Loans, Notes & Debt Securities	$—	$—	$4,792,209	$4,792,209
Equity Securities	$—	$—	$10,821,024	$10,821,024
Options and Warrants	$—	$—	$1,743,823	$1,743,823
Assets Acquired in Liquidation	$—	$—	$804,121	$804,121

	$—	$—	$18,161,177	$18,161,177

The table below presents a reconciliation for the period of July 1, 2008 to June 30, 2009, for all Level 3 assets that are measured at fair value on a recurring basis:

Fair Value Measurements Using Significant Unobservable Inputs

	Debt	Equity	Options and Warrants	Assets Acquired in Liquidation
Beginning Balance	$6,571,410	$11,040,763	$2,052,921	$1,204,121
Total realized and unrealized gains or losses included in earnings	5,009	(1,292,908)	(309,098)	(400,000)
Accretion	17,231	92,263	—	—
Repayment of Principal	(216,396)	(80,244)	—	—
Purchases	158,757	747,500	—	—
Sales	(1,743,802)	(17,350)	—	—
Payment in kind interest earned	—	331,000	—	—

Ending Balance	$4,792,209	$10,821,024	$1,743,823	$804,121

Cash and cash equivalents, invested idle funds, dividends receivable, interest receivable, accounts payable, accrued interest and accrued expenses:

The carrying amounts approximate fair value because of the short maturity of these instruments.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Debentures Payable:

The fair value of the debentures payable is estimated by discounting the future cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. The fair value of the $16,100,000 debentures at June 30, 2008 and 2009 was estimated to be $17,316,849 and $20,170,775, respectively.

NOTE 15. EMPLOYEE BENEFIT PLAN

Effective July 1, 1998, the Company adopted the Waterside Capital Corporation Defined Contribution Plan (the Plan). The Plan is available to all employees of the Company, regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 94% of their compensation annually, not to exceed $16,500, with the Company providing contributions of 100% of the first 6% of participating employees’ contributions. In addition, the Company has the ability to make discretionary contributions, which will be determined by a resolution of the Board of Directors. Total employer expense for the Plan for the years ended June 30, 2007, 2008 and 2009 was $25,470, $25,483, and $25,605 respectively.

SCHEDULE OF LOANS AND INVESTMENTS

The Company’s loans and investments at June 30, 2009 consisted of the following:

Loans:	Maturity	Cost or Contributed Value	Fair Value
LaserNation, LLC	Demand Note	$139,500	$139,500

Total loans		$139,500	$139,500

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
Lakeview Technology Solutions, Inc.	10/15/2013	$29,916	$29,916
New Dominion Pictures, LLC (a)	7/1/2008	720,000	720,000
New Dominion Pictures, LLC (a)	7/1/2009	100,000	100,000
Rileen Innovative Technologies, Inc.	4/18/2010	132,502	132,502
Servient, Inc.	6/29/2011	631,000	631,000
Triangle Biomedical Sciences, Inc.	9/30/2010	2,400,000	2,400,000
Triangle Biomedical Sciences, Inc.	9/30/2010	572,234	572,234

Total debt securities		$4,585,652	$4,585,652

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Private Companies:
AmeriComm Direct Marketing, LLC, Common Membership Interest	27,696	$28	$89,000
Virginia Debt Acquisition, LLC (a), Preferred Membership Interest		100,000	100,000
Diversified Telecom, LLC, Common Membership Interest		1,768,488	458,500
Eton Court Asset Management, Ltd, Preferred Stock	3,542	3,542,000	3,542,000
Fire King International, Inc. (a), Preferred Stock		3,331,947	3,331,947
LaserNation, LLC, Preferred Membership Interest		810,000	810,000
New Dominion Pictures, LLC, Convertible Preferred Membership Interest	222	222,256	688,593
Rileen Innovative Technologies, Inc., Common Stock	120	33,500	33,500
Servient, Inc., Preferred Stock		1,475,500	1,475,500
Triangle Biomedical Sciences, Inc., Common Stock	54,743	223,738	291,984

Total equity securities		$11,507,457	$10,821,024

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Eton Court Asset Management, Ltd.		4.97	$90,500	$90,500
FireKing International, Inc.		0.80	240,000	240,000
LaserNation, LLC		20.00	120,000	120,000
New Dominion Pictures, LLC	129	12.94	464,650	1,017,707
Servient, Inc.		15.00	35,000	35,000
Servient, Inc.		15.00	35,000	35,000
Triangle Biomedical Sciences, Inc.		6.20	29,531	205,616

Total options and warrants			$1,014,681	$1,743,823

SCHEDULE OF LOANS AND INVESTMENTS — continued

Assets Acquired in Liquidation of Portfolio Securities	Cost or Contributed Value	Fair Value
Digital Square, LLC	$729,121	$729,121
Sonak Management, LLC (a)	475,000	75,000

Total assets acquired in liquidation of portfolio securities	$1,204,121	$804,121

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	4/30/2012	$67,057	$67,057

Total notes receivable		$67,057	$67,057

TOTAL LOANS AND INVESTMENTS		$18,518,468	$18,161,177

(a)	Entity is in arrears with respect to dividend/interest payments.

The Company’s loans and investments at June 30, 2008 consisted of the following:

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
EPM Development Systems / New Life	3/31/2011	$243,802	$243,802
EPM Development Systems / New Life	3/31/2011	1,500,000	1,500,000
Lakeview Technology Solutions, Inc. (a)	11/1/2009	46,700	46,700
New Dominion Pictures, LLC (a)	7/1/2008	720,000	720,000
New Dominion Pictures, LLC (a)	7/1/2009	100,000	100,000
Rileen Innovative Technologies, Inc.	4/18/2010	139,180	139,180
Servient, Inc.	6/29/2011	691,500	691,500
Triangle Biomedical Sciences, Inc.	9/30/2010	2,400,000	2,400,000
Triangle Biomedical Sciences, Inc.	9/30/2010	563,129	563,129
Triangle Biomedical Sciences, Inc.	9/30/2010	91,865	91,865

Total debt securities		$6,496,176	$6,496,176

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Private Companies:
AmeriComm Direct Marketing, LLC, Common Membership Interest	27,696	$28	$137,000
Virginia Debt Acquisition, LLC (b), Common Membership Interest		45,000	45,000
Virginia Debt Acquisition, LLC (b), Preferred Membership Interest		461,750	461,750
Diversified Telecom, LLC (b), Common Membership Interest		1,768,488	760,000
EPM Development Systems / New Life, Preferred Stock		—	75,000
Eton Court Asset Management, Ltd, Preferred Stock	3,211	3,211,000	3,211,000
Eton Court Asset Management, Ltd, Common Stock	28,431	17,350	330,000
Fire King International, Inc., Preferred Stock		3,277,434	3,277,434
LaserNation, LLC, Preferred Membership Interest		538,500	538,500
New Dominion Pictures, LLC, Convertible Preferred Membership Interest	302.5	302,500	813,055
Rileen Innovative Technologies, Inc., Common Stock	120	33,500	33,500
Servient, Inc., Preferred Stock		968,500	968,500
Triangle Biomedical Sciences, Inc., Common Stock	54,743	223,738	390,024

Total equity securities		$10,847,788	$11,040,763

SCHEDULE OF LOANS AND INVESTMENTS — continued

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
EPM Development Systems Corp.	452.5	7.02	$11,600	$—
Eton Court Asset Management, Ltd.		4.97	90,500	90,500
FireKing International, Inc.		0.80	240,000	240,000
LaserNation, LLC		20.00	120,000	120,000
New Dominion Pictures, LLC	129	12.94	464,650	1,389,445
Servient, Inc.		15.00	35,000	35,000
Servient, Inc.		15.00	35,000	35,000
Triangle Biomedical Sciences, Inc.		6.20	29,531	142,976

Total options and warrants			$1,026,281	$2,052,921

Assets Acquired in Liquidation of Portfolio Securities	Cost or Contributed Value	Fair Value
Digital Square, LLC (b)	$729,121	$729,121
International Wood, LLC (a)	1,000,000	—
Sonak Management, LLC (a)	475,000	475,000

Total assets acquired in liquidation of portfolio securities	$2,204,121	$1,204,121

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	4/30/2012	$75,234	$75,234

Total notes receivable		$75,234	$75,234

TOTAL LOANS AND INVESTMENTS		$20,649,600	$20,869,215

(a)	Entity is in arrears with respect to dividend/interest payments.
(b)	This entity is considered an affiliate of the Company.

Shareholder Information

Corporate Office 3092 Brickhouse Court Virginia Beach, VA 23452 Telephone: 757-626-1111 Facsimile: 757-626-0114 www.watersidecapital.com

Stock Transfer Agent and Registrar

Investors with questions

concerning account information, replacing lost or stolen certificates,

transferring securities or processing

a change of address should contact:

Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3572

Telephone: 800-368-5948

Facsimile: 908-497-2318

Investor Relations

Investors requiring information about the Company should

contact:

Julie H. Stroh

Chief Financial Officer

Telephone: 757-626-1111

Facsimile: 757-626-0114

julie.stroh@watersidecapital.com

Stock Listing

Waterside Capital Corporation

Common stock is traded

on the NASDAQ Stock

Market under the symbol

WSCC

Independent Public Accountants

Witt Mares, PLC

Norfolk, Virginia

Corporate Counsel

Kaufman & Canoles

Norfolk, Virginia

Williams Mullen

Virginia Beach, Virginia

Directors and Officers

Directors

Peter M. Meredith, Jr.[1,2,3]

Chairman of the Board

President

Meredith Construction Co., Inc.

Franklin P. Earley[1]

Chief Executive Officer

James E. Andrews[2]

Retired

Automotive Repair Franchise

Owner

[1] Executive Committee

[2] Audit Committee

[3] Compensation Committee

J.W. Whiting Chisman, Jr.[1,2,3] President Dare Investment Company Eric L. Fox [1,2] Portfolio Manager UBS Financial Services Kenneth R. Lindauer President Bayshore Beverage, Inc.	Juan M. Montero, II Retired General and Thoracic Surgeon	Officers Franklin P. Earley President and Chief Executive Officer Julie H. Stroh Secretary and Chief Financial Officer

WATERSIDE CAPITAL CORPORATION

3092 Brickhouse Court • Virginia Beach, VA 23452

www.watersidecapital.com